Exhibit 99.1

OUTFRONT Media Names Industry Veteran Nick Brien Interim CEO to Guide the Company’s Next Chapter of Strategic Growth and Innovation

New York, February 4, 2025 — OUTFRONT Media Inc. (NYSE: OUT) today announced the appointment of Nick Brien as Interim Chief Executive Officer, effective February 10, 2025. With a dynamic blend of industry expertise and decades of leadership experience, Brien is uniquely positioned to lead OUTFRONT Media into its next chapter of innovation and growth. Having served on the company’s Board of Directors for many years (which service will continue during his tenure as the Interim Chief Executive Officer), Brien brings deep insights into the company’s operations, partnerships, and the evolving out-of-home industry. This foundation empowers him to chart an ambitious path forward, unlocking new opportunities for OUTFRONT Media to be a driving force as a leading media brand.
“Nick brings a perfect balance of marketing strategy, business acumen, and expertise in ad tech and digital innovation, making him the ideal leader for OUTFRONT during this important transition. When the Board initiated the search for new leadership, Nick stepped forward with a bold vision for the company. It was clear he could immediately step in as Interim CEO to spearhead an ambitious set of initiatives, driving continued momentum and progress in the company’s transformation and growth,” said Michael Dominguez, who was named Chairman of the Board as of February 10, 2025.
A seasoned Chief Executive Officer, Brien has held senior leadership positions at some of the world’s most influential organizations, including advertising industry powerhouses Publicis, Dentsu, McCann Worldgroup, and IPG Mediabrands. He also comes to OUTFRONT with deep experience in ad technology from his time as CEO at Amobee. He successfully led these companies through periods of rapid expansion and change, redefining their influence on the global media landscape.
“The out-of-home medium is bold, impactful, and is quickly evolving into a significant digital channel. Our unmissable creative canvases spark conversations and enable advertisers to engage consumers in ways that drive superior campaign performance while building brand loyalty,” said Mr. Brien. “By operating as a tech-enabled, data-driven, and ideas-led company, we have the opportunity to elevate OUTFRONT’s strategic importance for brands and partners while unlocking new avenues for growth.”
This leadership transition follows the previously announced retirement of Jeremy Male, who leaves behind a lasting legacy at OUTFRONT Media. Most notably, Male oversaw the transformation of CBS Outdoor Americas into OUTFRONT Media and led the company through a successful initial public offering. Under his leadership, OUTFRONT Media established itself as a leader in the out-of-home advertising industry, resulting in significant growth throughout his tenure.

As Interim CEO, Brien joins an industry-leading team renowned for their exceptional sales expertise, innovative design teams, and client-focused consultative approach. With his established relationships across the executive management team, Brien will work closely with leaders to ensure a seamless transition while the Board considers him alongside other candidates for the permanent role as part of a global search. To further strengthen the company’s leadership during this pivotal period, Chief Financial Officer, Matthew Siegel, will take on expanded operational responsibilities.
Under Brien’s leadership, the company is focused on amplifying the power of out-of-home to drive brand awareness and measurable performance, accelerating its technological evolution, and building on its strong foundation of creativity and innovation—all while continuing to deliver exceptional value to agencies, brands, key stakeholders, and stockholders.
About OUTFRONT Media Inc.
OUTFRONT leverages the power of technology, location, and creativity to connect brands with consumers outside of their homes through one of the largest and most diverse sets of billboard, transit, and mobile assets in the United States. Through its technology platform, OUTFRONT will fundamentally change the ways advertisers engage audiences on-the-go.

Cautionary Statement Regarding Forward-Looking Statements
We have made statements in this document that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “will,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions; the severity and duration of pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to operate our digital display platform; losses and costs resulting from recalls and product liability, warranty and intellectual property claims; our ability to obtain and renew key municipal contracts on favorable terms; taxes, fees and registration requirements; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; dependence on our management team and other key employees; experiencing a cybersecurity incident; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; environmental, health and safety laws and regulations; expectations relating to environmental, social and governance considerations; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; hedging transactions; the ability of our board of directors to cause us to issue additional shares of stock without common stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of us; our rights and the rights of our stockholders to take action against our directors and officers are limited; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive investments or business opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; complying with REIT requirements may limit our ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; establishing operating partnerships as part of our REIT structure; and other factors described in our filings with the Securities and Exchange Commission (the "SEC"), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. All forward-looking statements in this document apply as of the date of this document or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Contacts:
Investors	Media
Stephan Bisson	Courtney Richards
Investor Relations	PR & Events Specialist
(212) 297-6573	(646) 876-9404
stephan.bisson@outfront.com	courtney.richards@outfront.com